SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549




                          FORM 8-K

                       CURRENT REPORT


                Pursuant to Section 13 of the
               Securities Exchange Act of 1934





                       Date of Report
    (Date of earliest event reported): December 15, 1998


                PRIME RECEIVABLES CORPORATION
     (Originator of the Prime Credit Card Master Trust)

                     9111 Duke Boulevard
                   Mason, Ohio  45040-8999
                       (513) 573-2037


      Delaware                 31-1359594              0-21118
(State of Incorporation)     (IRS I.D. No.)      (Commission File Number)





_________________________________________________________________




Item 5. Other Events.

         None



Item 7.
Financial Statements, Pro Forma Financial Information, and Exhibits.

        The following Exhibits are filed with this Report:

        28.92   Settlement Statement of the Trust
                for the period ended January 2, 1999
                and the related distributions made
                on January 15, 1999.






    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             PRIME RECEIVABLES CORPORATION



Date: Janaury 26, 1999       By: /s/  David W. Dawson
                                      David W. Dawson,
                                      Treasurer




                      INDEX TO EXHIBITS


Exhibit                                           Sequentially
Number                   Exhibit                  Numbered Page



28.92       Settlement Statement of the Trust
            for the period ended January 2, 1999
            and the related distributions made
            on January 15, 1999.




                        Exhibit 28.92

      Settlement Statement of the Trust for the Period
           Ending January 2, 1999 and the Related
           Distributions made on Janaury 15, 1999.